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                                                                    EXHIBIT 23.3



             CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS



As independent certified public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated December 9, 1994 on the Consolidated Financial Statements of Southland Environmental Services, Inc. included in Republic Industries, Inc.'s Form 8-K/A dated November 30, 1995 and to all references to our Firm included in this registration statement.




                                 GRENADIER, APPLEBY, COLLINS & COMPANY


Jacksonville, Florida
March 15, 1996